UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 8, 2022

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1359 Broadway, Suite 1710
New York, New York 10018
(Address of principal executive offices) (Zip Code)
(212) 433-3791
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 8, 2022, Zentalis Pharmaceuticals, Inc. (the “Company”) issued a press release announcing initial efficacy and safety data from the ongoing Phase 1b trial of ZN-c3 in combination with chemotherapy in patients with platinum-resistant or -refractory ovarian cancer, and certain other clinical and preclinical developments. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in Item 7.01 of this Current Report on Form 8-K (the “Current Report”) (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01. Other Events.

On April 8, 2022, the Company announced initial efficacy and safety data from the ongoing Phase 1b trial of ZN-c3 in combination with chemotherapy in patients with platinum-resistant or -refractory ovarian cancer. These data were reviewed during the American Association of Cancer Research (AACR) Annual Meeting, being held in New Orleans, Louisiana on April 8-13, 2022.

Initial Efficacy and Safety Data of ZN-c3 in Combination with Chemotherapy

The ongoing Phase 1b dose-escalation trial is evaluating the safety, tolerability, preliminary clinical activity, pharmacokinetics and pharmacodynamics of ZN-c3 in combination with standard chemotherapies in platinum-resistant or -refractory ovarian cancer. The study consists of four combination dose cohorts: ZN-c3 + PLD, ZN-c3 + carboplatin, ZN-c3 + paclitaxel, and ZN-c3 + gemcitabine, and is enrolling a more advanced patient population, with the inclusion of platinum-refractory patients and higher prior rates of bevacizumab treatment, than similar trials that included a Wee1 inhibitor.

At the time of the data cutoff on January 28, 2022, 56 patients – which were enrolled across three of the cohorts – were evaluated for safety, the primary endpoint, and 43 were response-evaluable. The fourth cohort, ZN-c3 + gemcitabine, had not begun enrollment at the time of the data cutoff. The evaluation of the recommended Phase 2 dose remains ongoing, with the key efficacy data presented at AACR included in the table below.

Summary of Clinical Activity

Cohort	N	Evaluable* (n)	PR/uPR+ (n)	SD/SD+ (n)	PD (n)	DCR (%)	ORR (%)
Total	56	43	13	24	6	86.0	30.2
ZN-c3 + PLD	30	24	3	17	4	83.3	12.5
ZN-c3 + carboplatin	17	11	5	4	2	81.8	45.5
ZN-c3 + paclitaxel	9	8	5	3	-	100	62.5

ZN-c3 was generally well-tolerated in combination with chemotherapy. As of the cutoff date, the most common treatment-related adverse events at all grades included nausea (48.2% of patients), neutropenia (41.1% of patients), thrombocytopenia (37.5% of patients), vomiting (30.4% of patients) and anemia (26.8% of patients).

Interim Data on ZN-c3 in Uterine Serous Carcinoma

On April 8, 2022, the Company disclosed interim data from the ongoing Phase 1 clinical trial evaluating ZN-c3 as a monotherapy for the treatment of advanced solid tumors, in the uterine serous carcinoma dose expansion cohort of patients receiving a dose of ≥300 mg once daily. As of the October 28, 2021 data cutoff date (n=12 evaluable), ZN-c3 demonstrated a disease control rate (DCR) of 88.9%. The cohort included one subject who achieved an unconfirmed complete response.

Preclinical Poster Updates

Three posters were presented at AACR that demonstrated the broad potential of ZN-c3 in multiple settings including AML, PARP-resistant ovarian cancer, and in novel biology when combined with the Company's BCL-2 inhibitor, ZN-d5.

Initial Clinical Data and Updates on ZN-c5

The Company also reported in its press release that initial clinical data from its ongoing Phase 1/2 clinical trial evaluating ZN-c5 in combination with Pfizer’s CDK4/6 palbociclib and Lilly’s CDK4/6 abemaciclib demonstrated a favorable tolerability profile. As of a January 31, 2022 data cutoff, the combination of ZNc-5 and palbociclib, at selected doses, had a clinical benefit rate (“CBR”) of 34% in ER+/HER2- breast cancer patients (n=50), and drug-drug interactions (“DDIs”) were seen at 50 mg of ZN-c5 with a 35% decrease in palbociclib exposure relative to historical patient data. As of a January 11, 2022 data cutoff, a 20% CBR was observed in a cohort of ER+/HER2- breast cancer patients (n=10) receiving ZN-c5 in combination with abemaciclib, and DDI was seen at 50 mg of ZN-c5 with a 67% decrease in abemaciclib exposure at steady state. However, ZN-c5 is not expected to have DDIs with commonly used medicines or ZN-c3 at relevant doses.

ZN-c5 demonstrated meaningful bone protectant activity in ovariectomized mice, highlighting a further point of differentiation within the oral SERD class, along with favorable tolerability. The Company believes this profile positions ZN-c5 well for an adjuvant setting.

The Company plans to initiate a combination study of ZN-c5 + ZN-c3 in ER+/HER2- CDK 4/6i-resistant breast cancer patients in 2022.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations surrounding the development, potential, safety, efficacy, and regulatory and clinical progress of our product candidates in the United States and globally, plans and timing for the initiation of and the release of data from our clinical trials and our ability to meet other key milestones. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the COVID-19 pandemic has adversely impacted and may continue to adversely impact our business, including our preclinical studies and clinical trials; our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; our need for additional funding, which may not be available; our substantial dependence on the success of our lead product candidates; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel; and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (SEC) and our other filings with the SEC . Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

The following Exhibit 99.1 relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release issued on April 8, 2022.
99.2	Corporate Update Presentation of Zentalis Pharmaceuticals, Inc. dated April 8, 2022.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: April 8, 2022	By:	/s/ Anthony Y. Sun, M.D.
Anthony Y. Sun, M.D.
President and Chief Executive Officer